RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2022
Disclosure of transactions between related parties [abstract]
RELATED PARTY TRANSACTIONS [Text Block]

21. RELATED PARTY TRANSACTIONS

All related party transactions occurred in the normal course of operations.

Key management personnel

Key management personnel are those persons having authority and responsibility for planning, directing and controlling the activities of the Company. Hammerhead has determined that the key management personnel of the Company consists of its officers and directors. The following table summarizes compensation paid or payable to key management personnel of the Company:

(Cdn$ thousands)	December 31, 2022	December 31, 2021	December 31, 2020
Salaries, bonuses, benefits and director fees	5,584	4,852	4,101
Share based compensation	7,334	9,071	5,259
Total key management compensation	12,918	13,923	9,360

During the year ended December 31, 2022, key management personnel were granted an aggregate of 14.9 million RSUs (December 31, 2021 - 19.5 million and December 31, 2020 - nil) and nil stock options (December 31, 2021 - nil and December 31, 2020 - 0.6 million stock options with an average exercise price of $0.50 per share).

At December 31, 2022, $5.6 million in limited recourse loans previously advanced to key management personnel remained outstanding (December 31, 2021 - $5.6 million). The loans bear interest at a fixed rate of 1% per annum, which resulted in the receipt of $0.1 million in cash interest received by the Company from key management personnel during the year (December 31, 2021 - $0.1 million and December 31, 2020 - $0.1 million).

On September 26, 2022, the Company announced that it had entered into a business combination agreement with DCRD, an affiliate of Riverstone Investment Group LLC, to form a publicly traded company listed on the NASDAQ and TSX. The agreement closed on February 23, 2023.  Upon close of the arrangement the limited recourse loans were terminated.